UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

CityplaceWashington, StateD.C. country-regionPostalCode20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 17, 2006

Books-A-Million, Inc. (Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-20664 (Commission File Number)	63-0798460 (IRS Employer Identification No.)

402 Industrial Lane, Birmingham, Alabama (Address of principal executive offices)	35211 (Zip Code)

Registrant’s telephone number, including area code (205) 942-3737

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

        On August 17, 2006, Books-A-Million, Inc. issued a press release announcing its financial results for the second quarter ended July 29, 2006. A copy of the press release is attached hereto as Exhibit 99.1

        The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits.

        The exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be “filed.”

Exhibit No. 99.1	Document Description Press Release dated August 17, 2006

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKS-A-MILLION, INC. (Registrant)
Date August 17, 2006
/s/ Douglas G. Markham (Signature) Name: Douglas G. Markham Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99.1	Document Description Press Release dated August 17, 2006